UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2023

ARYA SCIENCES ACQUISITION CORP IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor
New York, New York 10003
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 284-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 27, 2023, ARYA Sciences Acquisition Corp IV (the “Company”) issued an unsecured promissory note (the “Third Promissory Note”) to ARYA Sciences Holdings IV (the “Sponsor”), pursuant to which the Company may borrow $900,000 (the “Third Working Capital Loan”) from the Sponsor for general corporate purposes and to fund the deposits required to be made into the Company’s trust account in connection with the monthly extensions of the time period during which the Company may consummate a business combination (such time period, the “Business Combination Period”) in accordance with the Company’s amended and restated memorandum and articles of association, as amended during the shareholder meeting on February 28, 2023. On September 2, 2023, the Company approved the fourth one-month extension of the Business Combination Period to October 2, 2023.

The Third Working Capital Loan will not bear any interest. In the event that the Company does not consummate a Business Combination, the Third Promissory Note will be repaid from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The maturity date of the Third Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Third Promissory Note).

The foregoing description of the Third Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of thereof. A copy of the Third Promissory Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated September 27, 2023 and issued to ARYA Sciences Holdings IV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYA Sciences Acquisition Corp IV

Date: September 27, 2023	By:	/s/ Michael Altman
Michael Altman
Chief Financial Officer